AMENDMENT

AMENDMENT made as of December 2, 2019 to that certain Amended and Restated Transfer Agency and Service Agreement made as of May 29, 2007 (the “TA Agreement”), between each of the investment companies listed in Exhibit A hereto including any series thereof (the “Fund”) and Prudential Mutual Fund Services LLC (“PMFS”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the TA Agreement.

WHEREAS, the parties wish to amend the TA Agreement to add certain Funds, as parties to the TA Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Exhibit A of the TA Agreement shall be amended as set forth in this Amendment, attached hereto and made a part hereof.

2.	Each party represents to the other that this Amendment has been duly executed.

3.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4.

This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit A hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the TA Agreement shall be a reference to the TA Agreement as amended hereby. Except as amended hereby, the TA Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Fund and PMFS have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON EXHIBIT A HERETO

By:/s/ Scott E. Benjamin

Scott E. Benjamin

Title:Executive Vice President

PRUDENTIAL MUTUAL FUND SERVICES LLC

By:/s/ Hansjerg P. Schlenker

Hansjerg P. Schlenker

Title:Senior Vice President

EXHIBIT A

FUNDS AND PORTFOLIOS

RETAIL FUNDS

RIC/Fund Name	Former Name
Prudential Global Total Return Fund, Inc.
PGIM Global Total Return Fund	Prudential Global Total Return Fund, Prudential Global Total Return Fund, Inc.
PGIM Global Total Return (USD Hedged) Fund	Prudential Global Total Return (USD Hedged) Fund
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc.
PGIM Government Money Market Fund	Prudential Government Money Market Fund, Inc.
Prudential Investment Portfolios, Inc.
PGIM Balanced Fund	Prudential Balanced Fund and Prudential Asset Allocation Fund
PGIM Jennison Equity Opportunity Fund	Prudential Jennison Equity Opportunity Fund
PGIM Jennison Growth Fund	Prudential Jennison Growth Fund
Prudential Investment Portfolios 2
PGIM QMA Commodity Strategies Fund	Prudential Commodity Strategies Fund
PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund
PGIM Core Short Term Bond Fund	Prudential Core Short Term Bond Fund
PGIM Core Ultra Short Bond Fund	Prudential Core Ultra Short Bond Fund and Prudential Core Taxable Money Market Fund
PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund
PGIM Jennison Small-Cap Core Equity Fund	Prudential Jennison Small-Cap Core Equity Fund
PGIM QMA Emerging Markets Equity Fund	Prudential QMA Emerging Markets Equity Fund
PGIM QMA International Developed Markets Index Fund	Prudential QMA International Developed Markets Index Fund
PGIM QMA Mid-Cap Core Equity Fund	Prudential QMA Mid-Cap Core Equity Fund
PGIM QMA US Broad Market Index Fund	Prudential QMA US Broad Market Index Fund
PGIM TIPS Fund	Prudential TIPS Fund, Prudential TIPS Enhanced Index Fund
Prudential Investment Portfolios 3
PGIM Global Dynamic Bond Fund	Prudential Global Absolute Return Bond Fund, PGIM Global Absolute Return Bond Fund
PGIM Focused Growth Fund	Prudential Jennison Select Growth Fund
PGIM QMA Global Tactical Allocation Fund	Prudential QMA Global Tactical Allocation Fund
PGIM QMA Large-Cap Value Fund	Prudential QMA Strategic Value Fund and Prudential Strategic Value Fund
PGIM Real Assets Fund	Prudential Real Assets Fund
PGIM Strategic Bond Fund	Prudential Unconstrained Bond Fund, PGIM Unconstrained Bond Fund
Prudential Investment Portfolios 4
PGIM Muni High Income Fund	Prudential Muni High Income Fund
Prudential Investment Portfolios 5
PGIM 60/40 Allocation Fund	Prudential 60/40 Allocation Fund
Prudential Day One Income Fund
Prudential Day One 2010 Fund
Prudential Day One 2015 Fund
Prudential Day One 2020 Fund
Prudential Day One 2025 Fund
Prudential Day One 2030 Fund
Prudential Day One 2035 Fund
Prudential Day One 2040 Fund
Prudential Day One 2045 Fund
Prudential Day One 2050 Fund
Prudential Day One 2055 Fund
Prudential Day One 2060 Fund
Prudential Day One 2065 Fund
PGIM Jennison Diversified Growth Fund	Prudential Jennison Diversified Growth Fund and Prudential Jennison Conservative Growth Fund
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund
Prudential Investment Portfolios 6
PGIM California Muni Income Fund	Prudential California Muni Income Fund
Prudential Investment Portfolios 7
PGIM Jennison Value Fund	Prudential Jennison Value Fund
Prudential Investment Portfolios 8
PGIM QMA Stock Index Fund	Prudential QMA Stock Index Fund and Prudential Stock Index Fund
PGIM Securitized Credit Fund
Prudential Investment Portfolios 9
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund
PGIM International Bond Fund	Prudential International Bond Fund
PGIM QMA Large-Cap Core Equity Fund	Prudential QMA Large-Cap Core Equity Fund and Prudential Large-Cap Core Equity Fund
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund
PGIM Select Real Estate Fund	Prudential Select Real Estate Fund
Prudential Investment Portfolios, Inc. 10
PGIM Jennison Equity Income Fund	Prudential Jennison Equity Income Fund
PGIM QMA Mid-Cap Value Fund	Prudential QMA Mid-Cap Value Fund and Prudential Mid-Cap Value Fund
Prudential Investment Portfolios 12
PGIM Global Real Estate Fund	Prudential Global Real Estate Fund
PGIM QMA Large-Cap Core Equity PLUS Fund	Prudential QMA Large-Cap Core Equity PLUS Fund
PGIM QMA Long-Short Equity Fund	Prudential QMA Long-Short Equity Fund and Prudential Long-Short Equity Fund
PGIM Short Duration Muni High Income Fund	Prudential Short Duration Muni High Income Fund
PGIM US Real Estate Fund	Prudential US Real Estate Fund
PGIM Jennison Technology Fund
Prudential Investment Portfolios, Inc. 14
PGIM Government Income Fund	Prudential Government Income Fund
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund
Prudential Investment Portfolios, Inc. 15
PGIM High Yield Fund	Prudential High Yield Fund
PGIM Short Duration High Yield Income Fund	Prudential Short Duration High Yield Income Fund
Prudential Investment Portfolios 16
PGIM Income Builder Fund	Prudential Income Builder Fund and Target Conservative Allocation Fund
Prudential Investment Portfolios, Inc. 17
PGIM Short Duration Multi-Sector Bond Fund	Prudential Short Duration Multi-Sector Bond Fund
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund
Prudential Investment Portfolios 18
PGIM Jennison 20/20 Focus Fund	Prudential Jennison 20/20 Focus Fund
PGIM Jennison MLP Fund	Prudential Jennison MLP Fund
Prudential Jennison Blend Fund, Inc
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc
Prudential Jennison Mid-Cap Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund	Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund	Prudential Jennison Natural Resources Fund, Inc.
Prudential Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund, Inc.
Prudential National Muni Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.
Prudential Sector Funds
PGIM Jennison Financial Services Fund	Prudential Jennison Financial Services Fund and Prudential Financial Services Fund
PGIM Jennison Health Sciences Fund	Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund
PGIM Jennison Utility Fund	Prudential Utility Fund d/b/a Prudential Jennison Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	Prudential Short-Term Corporate Bond Fund, Inc.
Prudential World Fund, Inc.
PGIM Emerging Markets Debt Hard Currency Fund	Prudential Emerging Markets Debt Hard Currency Fund
PGIM Emerging Markets Debt Local Currency Fund	Prudential Emerging Markets Debt Local Currency Fund
PGIM QMA International Equity Fund	Prudential QMA International Equity Fund and Prudential International Equity Fund
PGIM Jennison Emerging Markets Equity Opportunities Fund	Prudential Jennison Emerging Markets Equity Fund
PGIM Jennison Global Infrastructure Fund	Prudential Jennison Global Infrastructure Fund
PGIM Jennison Global Opportunities Fund	Prudential Jennison Global Opportunities Fund
PGIM Jennison International Opportunities Fund	Prudential Jennison International Opportunities Fund
The Target Portfolio Trust
PGIM Core Bond Fund	Prudential Core Bond Fund and Intermediate-Term Bond Portfolio
PGIM Corporate Bond Fund	Prudential Corporate Bond Fund and Mortgage Backed Securities Portfolio
PGIM QMA Small-Cap Value Fund	Prudential QMA Small-Cap Value Fund, Prudential Small-Cap Value Fund and Small Capitalization Value Portfolio

INSURANCE FUNDS

RIC/Fund Name	Former Name
Advanced Series Trust
AST AB Global Bond Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AllianzGI World Trends Portfolio	AST RCM World Trends Portfolio
AST American Funds Growth Allocation Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio
AST BlackRock Corporate Bond Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio	AST PIMCO Limited Maturity Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST PIMCO Total Return Bond Portfolio
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Bond Portfolio 2031
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio	AST Global Real Estate Portfolio
AST Cohen & Steers Realty Portfolio
AST Dimensional Global Core Allocation Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio	AST Fidelity Institutional AMSM Quantitative Portfolio, AST FI Pyramis® Quantitative Portfolio
AST FQ Absolute Return Currency Portfolio
AST Franklin Templeton K2 Global Absolute Return Portfolio
AST Goldman Sachs Global Growth Allocation Portfolio
AST Goldman Sachs Global Income Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio	AST Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Global Infrastructure Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Legg Mason Diversified Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Managed Alternatives Portfolio
AST Managed Equity Portfolio
AST Managed Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio	AST New Discovery Asset Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
AST Multi-Sector Fixed-Income Portfolio
AST Neuberger Berman Long/Short Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Corporate Bond Portfolio
AST PIMCO Dynamic Bond Portfolio	AST Goldman Sachs Strategic Income Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Corporate Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST QMA International Core Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Small-Cap Growth Opportunities Portfolio	AST Federated Aggressive Growth Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Corporate Bond Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio	AST Value Equity Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio	AST Mid-Cap Value Portfolio
AST Wellington Management Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Corporate Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio
The Prudential Series Fund
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
Government Money Market Portfolio	Money Market Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
SP International Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small-Cap Value Portfolio

End of Exhibit A

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